INVESTORS RESEARCH FUND, INC.

================================================================================




                                  ANNUAL REPORT






================================================================================

                                   Year Ended
                               September 30, 2000

                          INVESTORS RESEARCH FUND, INC.


Dear Fellow Shareholder:

We are pleased to report the results of our first full year under our management. This annual report for the year ended September 30, 2000 celebrates over 41 years since the founding of the Investors Research Fund on March 3, 1959. As I have had the privilege of meeting and talking with many of you over the past year and one-half, I have become aware that some of you have invested in the fund years ago - a few within just months after the Fund began. I know you join me in being proud of this long history, and we are particularly pleased to return to the original philosophy of the founders - investing in high quality growth companies.

For the fiscal year ended September 30, 2000, your Fund's total return, gross and net of expenses, were 15.09% and 12.27%, respectively, as compared with the S&P 500 return for the same twelve month period of 13.28%. The Fund's total return for the fiscal year after expenses and the maximum sales charge was 8.06%. As we have previously discussed with you, the Fund has undergone extensive changes in the operations and management, which are providing substantial benefits. The costs of such changes were temporarily high; however, the Board is dedicated to substantially reducing these costs in the year ahead.

During this productive year, we have taken some capital gains. The Board has estimated that .07(cent)/share will be paid on December 15, 2000 to shareholders of record at the close of business on December 14, 2000. We anticipate that yearly distributions will continue.

The Fund's fiscal year encompassed a very volatile period in the stock market, and was dominated by substantial gains in the shares of technology companies and newly emerging dot com companies in the December quarter. The prices of these stocks formed a market "bubble" about which your management was quite concerned. At the same time, interest rates were increasing due to our overheated economy. As a result, we grew increasingly cautious with our portfolio until the stock market had corrected and interest rate increases had peaked. While stocks of many untested technology companies went through major corrections - particularly in the June quarter, the stocks of high quality companies corrected in September and October as investors' fears of higher interest rates quickly changed to major concerns over the outlook for earnings.

Westcap believes that the market correction, which has brought prices and valuations down to very attractive levels, is overdone. As negative seasonal market influences wane, we anticipate that investors will begin to believe that we have a slower, but steady economic growth period ahead. As this "soft landing" occurs, we look for the market to provide positive returns over the next 12 - 18 months. We hope that you will take this opportunity to add to your holdings, if appropriate.

We have scheduled the Annual Meeting of Shareholders for Tuesday, March 27, 2001, which will be held in Los Angeles. Details will be forthcoming, and we look forward to seeing you then.

In the meantime, we look forward to hearing from you with any questions you may have, and please direct any portfolio inquiries to me at (310) 996-3256.

Respectfully,



Glenn C. Weirick
President

                          Investors Research Fund, Inc.
                       Value of $10,000 vs. S&P 500 Index

                                 Investor's Research
                  Month              Fund, Inc.            S&P500
                  -----              ----------            ------
                 3/31/99**           10,000.00            $10,000
                  4/30/99             9,915.87            $10,387
                  5/31/99             9,783.65            $10,142
                  6/30/99            10,550.48            $10,706
                  7/31/99            10,286.06            $10,371
                  8/31/99            10,233.17            $10,320
                  9/30/99             9,915.87            $10,037
                 10/31/99            10,338.94            $10,672
                 11/30/99            10,629.81            $10,891
                 12/31/99            11,370.19            $11,531
                  1/31/00            11,132.21            $10,952
                  2/29/00            10,656.25            $10,745
                  3/31/00            11,872.60            $11,796
                  4/30/00            11,634.62            $11,440
                  5/31/00            11,555.29            $11,206
                  6/30/00            11,740.38            $11,483
                  7/31/00            11,449.52            $11,304
                  8/31/00            12,163.46            $12,006
                  9/30/00            11,132.21            $11,372

                          Average Annual Total Return*
                        Periods Ended September 30, 2000

                    One Year          Since April 1, 1999**
                    --------          ---------------------
                      8.06%                  7.39%

Past performance is not predictive of future performance.

The Standard & Poor's 500 Composite Index is an asset weighted, broad based measurement of changes in stock market conditions based on the coverage performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

* For each of the periods, the Fund's performance figures are net of the maximum applicable sales charge of 3.75%.

** Westcap Investors, LLC was appointed investment manager on April 1, 1999. Previous periods during which the Fund was advised by another advisor are not shown.

    INVESTORS RESEARCH FUND, INC.

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
  SHARES                                                               VALUE
--------------------------------------------------------------------------------

            COMMON STOCKS: 99.8%

            BANKING/FINANCIAL SERVICES: 4.6%
   13,406   Citigroup, Inc.                                        $    724,762
    4,780   Stilwell Financial, Inc.                                    207,930
                                                                   ------------
                                                                        932,692
                                                                   ------------
            COMPUTER/PERIPHERAL: 22.3%
   22,620   ADC Telecommunications, Inc.*                               608,265
   10,360   Cisco Systems, Inc.*                                        572,390
    6,730   Compaq Computer Corp.                                       185,613
    6,270   Computer Sciences Corp.*                                    465,548
    2,440   EMC Corp.*                                                  241,865
    8,260   First Data Corp.                                            322,656
    4,680   IBM                                                         526,500
    7,010   Microsoft Corp.*                                            422,353
   13,890   Motorola, Inc.                                              392,392
    2,660   Oracle Corp.*                                               209,475
   12,830   SCI Systems, Inc.                                           526,030
                                                                   ------------
                                                                      4,473,087
                                                                   ------------
            CONGLOMERATES: 6.9%
   13,530   General Electric Co.                                        780,512
   11,730   Tyco International, Ltd.                                    608,494
                                                                   ------------
                                                                      1,389,006
                                                                   ------------
            DRUGS: 14.8%
    8,460   Allergan, Inc.                                              714,341
   11,260   ALZA Corp.*                                                 973,990
   17,310   Pfizer, Inc.                                                777,868
   10,940   Schering-Plough Corp.                                       508,710
                                                                   ------------
                                                                      2,974,909
                                                                   ------------
            ELECTRICAL PRODUCTS: 2.7%
   12,990   Molex, Inc. -  Class A                                      538,273
                                                                   ------------
            ENERGY/OIL: 11.3%
    7,340   Apache Corp.                                                433,978
   20,120   Baker Hughes, Inc.                                          746,955
    7,450   El Paso Energy Corp.                                        459,106
   10,680   Transocean Sedco Forex, Inc.                                626,115
                                                                   ------------
                                                                      2,266,154
                                                                   ------------
            ENTERTAINMENT: 9.0%
   28,880   AT&T Corp. - Liberty Media Group*                           519,840
    5,060   Time Warner, Inc.                                           395,945
   11,770   UnitedGlobalCom, Inc.*                                      353,100
    9,168   Viacom, Inc.*                                               536,328
                                                                   ------------
                                                                      1,805,213
                                                                   ------------
            FOOD: 1.8%
    7,800   Sysco Corp.                                                 361,237
                                                                   ------------

                          INVESTORS RESEARCH FUND, INC.

--------------------------------------------------------------------------------
   SHARES                                                              VALUE
--------------------------------------------------------------------------------

            INSURANCE: 3.6%
    7,500   American International Group, Inc.                     $    717,656
                                                                   ------------
            RETAIL: 5.7%
    8,520   Costco Wholesale Corp.*                                     297,668
    7,370   Home Depot, Inc.                                            391,071
    9,300   Wal-Mart Stores, Inc.                                       447,562
                                                                   ------------
                                                                      1,136,301
                                                                   ------------
            SEMICONDUCTORS: 3.4%
    9,270   Intel Corp.                                                 385,864
    6,480   Texas Instruments, Inc.                                     305,775
                                                                   ------------
                                                                        691,639
                                                                   ------------
            TELECOMMUNICATIONS: 8.6%
    4,900   Cox Communications, Inc.*                                   187,425
    3,980   Nextel Communications, Inc.*                                186,065
   20,450   WorldCom, Inc.*                                             621,169
    6,780   Sprint Corp. (PCS Group)*                                   237,724
   10,000   Verizon Communications                                      484,375
                                                                   ------------
                                                                      1,716,758
                                                                   ------------
            UTILITIES: 5.1%
    9,310   AES Corp.*                                                  637,735
    9,280   Williams Cos, Inc.                                          392,080
                                                                   ------------
                                                                      1,029,815
                                                                   ------------
            TOTAL COMMON STOCKS
             (cost $17,585,614)                                      20,032,740
                                                                   ------------
 PRINCIPAL
  AMOUNT
--------------------------------------------------------------------------------

            SHORT TERM INVESTMENTS: 0.6%
$ 113,875   UMB Money Market Fiduciary (cost $113,875)                  113,875
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES
             (cost $17,699,489+): 100.4%                             20,146,615
            Liabilities in excess of Other Assets: (0.4%)               (73,193)
                                                                   ------------

            NET ASSETS: 100.0%                                     $ 20,073,422
                                                                   ============

*    Non-income producing security.

+ At September 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation                                      $  4,416,719
Gross unrealized depreciation                                        (1,969,593)
                                                                   ------------
Net unrealized appreciation                                        $  2,447,126
                                                                   ============

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $17,699,489)             $20,146,615
  Receivables:
    Dividends and interest                                                 3,238
  Prepaid expenses                                                        17,778
  Other Assets                                                               914
                                                                     -----------
      Total Assets                                                    20,168,545
                                                                     -----------
LIABILITIES
  Payables:
    Due to advisor                                                        26,864
    Taxes                                                                  5,482
  Accrued expenses                                                        62,777
                                                                     -----------
      Total Liabilities                                                   95,123
                                                                     -----------

NET ASSETS                                                           $20,073,422
                                                                     ===========
NET ASSET VALUE PER SHARE
  ($20,073,422/4,768,456 shares outstanding;
    20,000,000 of shares authorized, $1.00 par value)                $      4.21
                                                                     ===========

Maximum offering price per share (100/96.25 of $4.21)                $      4.37
                                                                     ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                                    $17,338,749
  Accumulated net investment income                                      169,334
  Accumulated net realized gain on investments                           118,213
  Net unrealized appreciation of investments                           2,447,126
                                                                     -----------
      Net Assets                                                     $20,073,422
                                                                     ===========

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends                                                       $   132,869
    Interest                                                             26,032
    Other                                                                 1,806
                                                                    -----------
        Total income                                                    160,707
                                                                    -----------

  Expenses
    Advisory fees                                                       107,938
    Legal fees                                                           90,610
    Distribution fees                                                    45,489
    Administration fees                                                  45,065
    Transfer agent fees                                                  42,095
    Fund accounting fees                                                 31,643
    Director fees                                                        28,128
    Reports to shareholders                                              23,760
    Salaries                                                             23,335
    Insurance expense                                                    18,261
    Audit fees                                                           16,880
    Custody fees                                                         14,343
    Registration expense                                                 14,101
    Rent expense                                                          8,674
    Tax expense                                                           6,261
    Miscellaneous                                                        12,290
                                                                    -----------

        Total expenses                                                  528,873
                                                                    -----------

           NET INVESTMENT LOSS                                         (368,166)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                      710,219
  Net unrealized appreciation on investments                          2,158,699
                                                                    -----------

        Net realized and unrealized gain on investments               2,868,918
                                                                    -----------

           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 2,500,752
                                                                    ===========

See accompanying Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED            YEAR ENDED
                                                                 SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                                 ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss                                               $   (368,166)         $   (164,948)
  Net realized gain on investments                                       710,219               132,667
  Net unrealized appreciation on investments                           2,158,699             3,648,270
                                                                    ------------          ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              2,500,752             3,615,989
                                                                    ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment loss                                                    --              (185,349)
  From net realized loss                                                      --              (357,012)
                                                                    ------------          ------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                --              (542,361)
                                                                    ------------          ------------

CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from net change
  in outstanding shares (a)                                           (2,537,105)           (6,766,844)
                                                                    ------------          ------------

     TOTAL DECREASE IN NET ASSETS                                        (36,353)           (3,693,216)

NET ASSETS
  Beginning of year                                                   20,109,775            23,802,991
                                                                    ------------          ------------

  END OF YEAR                                                       $ 20,073,422          $ 20,109,775
                                                                    ============          ============

(a)  A summary of capital share transactions is as follows:

                              YEAR ENDED                     YEAR ENDED
                          SEPTEMBER 30, 2000             SEPTEMBER 30, 1999
                       --------------------------    --------------------------
                         Shares          Value          Shares         Value
                       -----------    -----------    -----------    -----------
Shares sold                428,615    $ 1,782,728        111,321    $   407,390
Shares issued in
 reinvestment of
 of distributions               --             --        125,316        481,670
Shares redeemed         (1,018,784)    (4,319,833)    (2,044,652)    (7,655,904)
                       -----------    -----------    -----------    -----------
Net decrease              (590,169)   $(2,537,105)    (1,808,015)   $(6,766,844)
                       ===========    ===========    ===========    ===========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS  FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE YEAR
--------------------------------------------------------------------------------

                                                          YEAR ENDED SEPTEMBER 30,
                                           ------------------------------------------------------
                                             2000       1999        1998        1997        1996
                                           -------    -------     -------     -------     -------
Net asset value, beginning of year         $  3.75    $  3.32     $  4.76     $  4.33     $  4.10
                                           -------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.00+     (0.02)       0.04        0.09        0.26
  Net realized and unrealized gain
   (loss) on investments                      0.46       0.53       (0.40)       1.11        0.33
                                           -------    -------     -------     -------     -------
Total from investment operations              0.46       0.51       (0.36)       1.20        0.59

LESS DISTRIBUTIONS:
  From net investment income                    --      (0.03)      (0.08)      (0.28)      (0.07)
  From net realized gain                        --      (0.05)      (1.00)      (0.49)      (0.29)
                                           -------    -------     -------     -------     -------
Total distributions                             --      (0.08)      (1.08)      (0.77)      (0.36)

Net asset value, end of year               $  4.21    $  3.75     $  3.32     $  4.76     $  4.33
                                           =======    =======     =======     =======     =======

Total return                                 12.27%     15.46%      (9.55%)     30.42%      14.66%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (millions)         $    20    $    20     $    24     $    33     $    30

Ratio of expenses to average net assets       2.45%      2.39%       1.85%       1.77%       1.76%
Ratio of net investment income (loss) to
  average net assets                         (1.71%)    (0.73%)      0.91%       1.94%       6.67%

Portfolio turnover rate                      48.39%    114.35%     260.95%     294.81%     669.79%

+ Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

                          INVESTOR RESEARCH FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Investors Research Fund, Inc. ("The Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the state of Delaware. The Fund began operations on March 1, 1959. The investment objective of the Fund is to seek growth of capital over the long term. The Fund seeks to achieve its objective by primarily investing in common stocks of large capitalization domestic companies that combine growth potential with superior financial strength.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. Short-term obligations are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended September 30, 2000, the Fund decreased net realized gain on investments by $368,166 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

                          INVESTOR RESEARCH FUND, INC.

--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Effective April 1, 1999, the Fund entered into an Investment Advisory Agreement (the "Agreement") with Westcap Investors, LLC (the "Advisor"). Under the terms of the Agreement, the Advisor furnishes all investment advice needed by the Fund. As compensation for its services, the Advisor receives a quarterly fee at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended September 30, 2000, the Fund incurred $107,938 in advisory fees.

     The Agreement calls for the Fund to pay, in addition to the 0.50% advisory fee, other expenses and charges incident to the operation of the Fund, including, but not limited to, clerical, accounting and other office costs of the Fund and the cost of personnel providing services of the Fund. For the year ended September 30, 2000, rent and salaries expenses totaled $32,009.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a fee, payable monthly on the value of the total average net assets of the Fund at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000. For the year ended September 30, 2000, the Fund incurred $45,065 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders at an annual rate of up to 0.50% of the Fund's average daily net assets. For the year ended September 30, 2000, the Fund incurred $45,489 in distribution fees.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities for the year ended September 30, 2000, excluding short-term investments, were $10,084,336 and $12,631,304, respectively.

                         Report of Independent Auditors

To the Shareholders and Board of Directors of Investors Research Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Investors Research Fund, Inc. (the Fund) as of September 30, 2000, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the four years in the period ended September 30, 1999 were audited by other auditors whose report dated November 19, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Research Fund, Inc. as of September 30, 2000, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                        ERNST & YOUNG LLP

Los Angeles, California
November 24, 2000

================================================================================

                                     Advisor
                            WESTCAP INVESTORS, L.L.C.
                       11111 Santa Monica Blvd., Suite 820
                              Los Angeles, CA 90025
                                 (310) 996-3256
                            (Mutual Fund Direct Line)
                            www.westcapinvestors.com

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    Custodian
                                    UMB BANK
                          928 Grand Avenue, 10th Floor
                              Kansas City, MO 64141

                                 Transfer Agent
                               ND RESOURCES, INC.
                              #1 North Main Street
                                 Minot, ND 58703

                                    Auditors
                                ERNST & YOUNG LLP
                               725 South Figueroa
                              Los Angeles, CA 90017

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       555 South Flower Street, 23rd Floor
                              Los Angeles, CA 90071

================================================================================
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.